Exhibit 10.2

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
AMERICAN RESOURCES CORPORATION

Document Number P13000081579

The undersigned, being the Chief Executive Officer and Director of American Resources Corporation, a Florida corporation, hereby certifies that the following Amendments to the company’s Articles of Incorporation have been adopted by the shareholders and the Board of Directors of the company via unanimous written action without a meeting on November 8, 2018 with each director of the company waiving notice of the meeting. Article IV of the company’s Articles of Incorporation are hereby amended and replaced with the following:

ARTICLE IV
CAPITAL STOCK

The maximum number of shares of capital stock that this company shall be authorized to issue and have outstanding at any one time shall be Two Hundred Sixty Million (260,000,000), of which (i) Two Hundred Thirty Million (230,000,000) shares are designated as Class A Common Stock, par value $0.0001 per share; and (ii) Thirty Million (30,000,000) shares are authorized as “blank check” preferred stock, of which of the “blank check” preferred (a) Five million (5,000,000) preferred shares are designated as Series A Convertible Preferred Stock, and (b) Twenty Million (20,000,000) preferred shares are designated as Series C Convertible Preferred Stock. Each class of capital stock authorized by the company shall have the following designations:

The Class A Common Stock shall be designated as follows:

1.
Designation and Number of Shares. The Class A Common Stock shall be designated “Class A Common Stock”, par value $0.0001 per share, and the number of shares constituting the authorized Class A Common Stock shall be 230,000,000 shares.

2.
Voting Rights. The holders of Class A Common Stock shall be entitled to one vote per share.

3.
Dividends. Holders of Class A Common Stock shall be entitled to dividends as shall be declared by the Corporation's Board of Directors from time to time.

[end of Class A Common Stock]

The Series A Convertible Preferred Stock shall be designated as follows:

1.
Designation and Number of Shares. The Series A Convertible Preferred Stock shall be designated “Series A Convertible Preferred Stock”, par value $0.0001 per share, and the number of authorized shares constituting the Series A Convertible Preferred Stock shall be 5,000,000 shares.

2.
Voting Rights. The holders of Series A Convertible Preferred Stock shall be entitled to vote on an “as-converted” basis of one share of Series A Convertible Preferred Stock voting for Three Hundred Thirty-Three and One-Third (333 (1/3)) of Class A Common Stock.

3.
Dividends. Holders of Series A Convertible Preferred Stock shall not be entitled to accrue or pay a dividend.

4.
Conversion to Class A Common Stock. Each share of Series A Convertible Preferred Stock shall be initially convertible into Three and One-Third (3 (1/3)) shares of Class A Common Stock (as adjusted as provided herein, the “Conversion Ratio”) at the option and discretion of the holder(s) of the Series A Convertible Preferred Stock, at any time and from time to time. There is no additional consideration required to convert the Series A Convertible Preferred Stock to Class A Common Stock. There is no expiration date on the Series A Convertible Preferred Stock and the Series A Convertible Preferred Stock is convertible to Class A Common Stock on a cashless basis.

5.
Liquidation. Upon any liquidation, dissolution or winding-up of the company, whether voluntary or involuntary, the Series A Convertible Preferred Stock holder(s) shall be entitled to receive in preference to the holders of the Class A Common Stock a per Series A Convertible Preferred Stock share amount equal to $1.65 per share.

6.
Anti-Dilution Protection. The Series A Convertible Preferred Stock shall have full anti-dilution protection until March 1, 2020, such that, when the sum of the shares of the Class A Common Stock plus the Series A Convertible Preferred Stock that are held by the Series A Convertible Preferred Stock holders as of the date of this Articles of Amendment are summed (the sum of which is defined as the “Series A Holdings”, and the group defined as the “Series A Holders”), the Series A Holdings held by the Series A Holders shall be convertible into, and/or equal to, no less than Seventy-Two Percent (72.0%) of the fully-diluted Class A Common Stock outstanding of the company (inclusive of all outstanding “in-the-money” options and warrants). Any amount that is less than Seventy-Two Percent (72.0%) shall be adjusted to Seventy-Two Percent (72.0%) through the immediate issuance of additional Class A Common Stock to the Series A Holders to cure the deficiency, which shall be issued proportionally to each respective Series A Holder’s share in the Series A Holdings at the time of the adjustment. This anti-dilution protection shall include the effect of any security, note, common stock equivalents, or any other derivative instruments or liability issued or outstanding during the anti-dilution period that could potential cause dilution during the anti-dilution period or in the future, and the determination of this anti-dilution protection in this Section 6 shall be determined by the Board of Directors.

7.
Pro Rata Distributions. If the company, at any time while the Series A Convertible Preferred Stock is outstanding, shall distribute to any or all holders of Class A Common Stock any evidences of its indebtedness, or any of the company’s assets whatsoever, or rights or warrants to subscribe for or purchase any security (each and collectively a “Distributed Asset”), then in each such case the Series A Convertible Preferred Stock shall receive its proportional distribution of the Distributed Asset as if the Series A Convertible Preferred Stock were converted to Class A Common Stock (plus any Class A Common Stock equivalents that may be entitled to receive a Distributed Assets) at the time of such distribution to the holders of the Class A Common Stock and/or Class A Common Stock equivalents.

8.
Stock Dividends and Stock Splits. If the company, at any time while the Series A Convertible Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Class A Common Stock or any other equity or equity equivalent securities payable in shares of Class A Common Stock (which, for avoidance of doubt, shall not include any shares of Class A Common Stock issued by the company pursuant to this Series A Convertible Preferred Stock), (B) subdivide outstanding shares of Class A Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Class A Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Class A Common Stock any shares of capital stock of the company, then the Conversion Ratio shall be adjusted appropriately by the company’s Board of Directors. Any adjustment made shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re classification.

9.
Capital Reorganization or Reclassification. If the Class A Common Stock issuable upon the conversion of the Series A Convertible Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend), then in each such event, the holder of each share of Series A Convertible Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, reclassification, or other change by holder of the number of shares of Class A Common Stock into which such shares of Series A Convertible Preferred Stock might have been converted immediately prior to such capital reorganization, reclassification, or other change.

 [end of Series A Preferred Stock designations]

The Series C Convertible Preferred Stock shall be designated as follows:

1.
Designation and Number of Shares. The Series C Convertible Preferred Stock shall be designated “Series C Convertible Preferred Stock”, par value $0.0001 per share, and the number of authorized shares constituting the Series C Convertible Preferred Stock shall be 20,000,000 shares.

2.
Voting Rights. The holders of Series C Convertible Preferred Stock shall be entitled to vote on an “as-converted” basis of one share of Series C Convertible Preferred Stock voting for one vote of Class A Common Stock.

3.
Dividends. Holders of Series C Convertible Preferred Stock shall accrue a dividend at a rate of Ten Percent (10.0%) per year, based on a 360-day year, compounded annually in arrears and adjusted pro-ratably for any mid-year conversion to Class A Common Stock.

4.
Conversion to Class A Common Stock. Each share of Series C Convertible Preferred Stock shall be initially be convertible by the Investor into shares of Class A Common Stock of the Company, $0.0001 par value (“Common Stock”) at a conversion price equal Six Dollars ($6.00) per Common Stock, or a conversion ratio to Common Stock of 6:1, rounded to the nearest whole share (the “Conversion Value”). Should the company complete an equity offering (including any offering convertible into equity of the Company) of greater than Five Million Dollars ($5,000,000) (the “Underwritten Offering”), then the Series C Preferred Stock shall be automatically and without notice convertible into Common Stock of the Company concurrently with the subsequent Underwritten Offering at the same per share offering price of the Underwritten Offering.

5.
Liquidation. Upon any liquidation, dissolution or winding-up of the company, whether voluntary or involuntary, the Series C Convertible Preferred Stock holder(s) shall be entitled to receive in preference to the holders of the Class A Common Stock a per Series C Convertible Preferred Stock share amount equal to $1.00 per share of Series C Convertible Preferred Stock.

6.
Pro Rata Distributions. If the company, at any time while the Series C Convertible Preferred Stock is outstanding, shall distribute to any or all holders of Class A Common Stock any evidences of its indebtedness, or any of the company’s assets whatsoever, or rights or warrants to subscribe for or purchase any security (each and collectively a “Distributed Asset”), then in each such case the Series C Convertible Preferred Stock shall receive its proportional distribution of the Distributed Asset as if the Series C Convertible Preferred Stock were converted to Class A Common Stock (plus any Class A Common Stock equivalents that may be entitled to receive a Distributed Assets) at the time of such distribution to the holders of the Class A Common Stock and/or Class A Common Stock equivalents.

7.
Stock Dividends and Stock Splits. If the company, at any time while the Series C Convertible Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Class A Common Stock or any other equity or equity equivalent securities payable in shares of Class A Common Stock (which, for avoidance of doubt, shall not include any shares of Class A Common Stock issued by the company pursuant to this Series C Convertible Preferred Stock), (B) subdivide outstanding shares of Class A Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Class A Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Class A Common Stock any shares of capital stock of the company, then the Conversion Ratio shall be adjusted appropriately by the company’s Board of Directors. Any adjustment made shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re classification.

8.
Capital Reorganization or Reclassification. If the Class A Common Stock issuable upon the conversion of the Series C Convertible Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend), then in each such event, the holder of each share of Series C Convertible Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, reclassification, or other change by holder of the number of shares of Class A Common Stock into which such shares of Series C Convertible Preferred Stock might have been converted immediately prior to such capital reorganization, reclassification, or other change.

[end of Series C Preferred Stock designations]

The amendment was adopted by the shareholders and approved by the Board of Directors. The number of shareholder votes cast for the amendment was sufficient for approval.

In all other respects, the Articles of Incorporation shall remain as they were prior to this Amendment being adopted.

Date:
November 8, 2018

AMERICAN RESOURCES CORPORATION

/s/: Mark C. Jensen
Mark C. Jensen,
Chief Executive Officer, Director

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